Exhibit 99.2

THE BLACK & DECKER CORPORATION
DEFERRED COMPENSATION PLAN
FOR NON-EMPLOYEE DIRECTORS

1.	Eligibility.

Each member of the Board of Directors of The Black & Decker Corporation (the “Corporation”) who is not an employee of the Corporation or any of the Corporation's subsidiaries is eligible to participate in this Deferred Compensation Plan for Non-Employee Directors (the “Plan”).

2.	Administration of Plan.

The Plan will be administered by the Corporate Governance Committee of the Corporation’s Board of Directors (the “Committee”).  The Committee shall have the power to delegate any part of its ministerial duties under the Plan to any person and to revoke such delegation of duties.  The Committee shall have full power to interpret and administer the Plan, and the Committee's interpretations and actions shall be binding and conclusive on all persons for all purposes.  Neither the Committee nor any person acting on its behalf shall be liable to any person for any action taken or omitted in connection with the interpretation and administration of the Plan unless attributable to willful misconduct or lack of good faith.

3.	Participation.

a.
An eligible director may elect to defer all or any part of the compensation that would otherwise have been payable currently for services as a member of the Board of Directors (including fees payable for services as a member of a committee of the Board).  An election must be executed and filed with the Secretary of the Corporation by the end of the calendar year preceding the calendar year the compensation will be earned.  An election to defer all or any part of such compensation for any given calendar year will be irrevocable.  A new director may elect to participate in the Plan by executing and filing an election with the Secretary of the Corporation prior to the commencement of the director's term of office.

b.	An election shall be in writing substantially in the form attached as Exhibit A.

c.
An election to participate in the Plan shall be effective from the date of the election and for all subsequent years until the calendar year following the year in which the participant files a revised election or a notice of termination.

d.
A participant may terminate participation in the Plan by executing and filing with the Secretary of the Corporation a notice of termination in such form as prescribed by the Secretary.  Any such termination shall be effective at the end of the calendar year in which the notice is given.  In the event of termination, the amount already deferred under the Plan and interest or other earnings thereon shall be paid to the participant only as stated in Section 6 of the Plan.  A director who has filed a termination of election may thereafter file an election to participate in the Plan for any calendar year commencing after filing the election.

4.	Deferred Cash Compensation Account.

A general ledger account, hereinafter referred to as the “Deferred Compensation Account,” shall be established for the purpose of reflecting deferred compensation.  All deferred compensation otherwise payable to the participant for the calendar year to which the election applies shall be credited to the Deferred Compensation Account, together with interest compounded semi-annually on January 1 and July 1 at a rate equal to the higher of the yield on the Income Fund of The Black & Decker Corporation Retirement Savings Plan or the T. Rowe Price Equity Index Fund during the period then ended.  Alternatively, the participant may direct that cash compensation deferred hereunder be deemed invested in common stock of the Corporation, in which case the participant’s Deferred Compensation Account will be initially credited with the number of shares of common stock of the Corporation required under subsection B.7.b of the Corporate Governance Policies and Procedures Statement and subsequently adjusted for increases and decreases in the value of, and for dividends paid on, the common stock of the Corporation. Title to and beneficial ownership of the Deferred Compensation Account shall remain in the Corporation. The obligation to pay shall be a general unsecured obligation of the Corporation, and the participating director and his designated beneficiaries shall not have any property interest whatsoever in any specific assets of the Corporation. The Corporation may, however, establish a “Rabbi Trust” for individual participants or all participants as a group.

5.	Deferred Stock Compensation Account.

A stock account, hereinafter referred to as the “Deferred Stock Compensation Account,” shall be established for the purpose of reflecting stock compensation deferred pursuant to Section 8 of The Black & Decker Non-Employee Directors Stock Plan (the “Stock Plan”).  The provisions of the Plan shall apply to deferrals under the Stock Plan except that, in the event of a conflict between the Plan and the Stock Plan, the provisions of the Stock Plan shall control.

6.	Distribution from Plan.

a.
A participant may select a payment date at the time of making his or her initial deferral election.  The payment date may be a fixed date that is no earlier than the January 1 of the second calendar year following the year to which the participant’s deferral election relates.  If the participant does not select a payment date for any particular amount hereunder, those amounts shall be paid to the participant on the January 1 immediately following the year in which the participant ceases to be a director of the Corporation.

b.
All compensation deferred under the Plan, plus accumulated interest or other investment adjustments, shall be distributed in a lump sum or in approximately equal annual installments not exceeding ten as specified by the participant at the time of making the election or in an amendment thereto.  The first installment, or the lump sum distribution, shall be paid on the fixed date selected by the participant in accordance with paragraph 6.a of the Plan.  If the participant does not select a payment date for any particular amount deferred hereunder, that amount shall be paid, or commence to be paid, to the participant on the first day of the calendar year immediately following the year in which the participant ceases to be a director of the Corporation.  Subsequent installments shall be paid on the anniversary of the first installment in each succeeding calendar year until all amounts in the participant's Deferred Compensation Account have been paid.  Distributions of a participant’s Deferred Compensation Account shall be made in cash except to the extent that the participant has directed the Deferred Compensation Account be deferred as common stock of the Corporation, in which case distributions shall be made in shares of common stock of the Corporation under the Stock Plan.  Distributions of a participant’s Deferred Stock Compensation Account shall be made in common stock of the Corporation under the Stock Plan.

c.
A participant may change an existing election as to the manner of distribution by filing with the Secretary of the Corporation an election form choosing any manner of distribution authorized by the Plan at the time the new election form is filed in such form as prescribed by the Secretary.  A participant may also change the timing of distribution by filing with the Secretary of the Corporation an election form in such form as prescribed by the Secretary. Any new election form must be filed at least twelve months prior to the date that the first distribution under both the existing election and under the new election would be made.

Any new election must extend the deferral period for at least five calendar years from the date of initial payment under the existing election.  Any new election will take effect 12 months after the date it is filed.

d.
Notwithstanding the above, if a participant incurs a severe financial hardship, the Committee may, in its sole discretion, revise the payment schedule to the extent reasonably necessary to eliminate the severe financial hardship.  The severe financial hardship must have been caused by an accident or illness of the director, the director’s spouse or dependent (as defined in Section 152(a) of the Internal Revenue Code of 1986, as amended (the “Code”)) of the director, by loss of the director’s property due to casualty, or by another similar extraordinary and unforeseeable event beyond the control of the participant. The Committee may pay to the participant the participant's Deferred Compensation Account and Deferred Stock Compensation Account as may be necessary to comply with a certificate of divestiture (as defined in Section 1043(b)(2) of the Code).  In the event a participant dies before all deferred amounts are distributed, the remaining balance of the participant's Deferred Compensation Account and Deferred Stock Compensation Account shall be paid in a lump sum on the first day of the calendar year following the year of death to the beneficiaries most recently designated by the director in writing.  If no beneficiaries are designated or the designated beneficiaries fail to survive the participant, payment shall be made to the estate of the participant.

e.
Notwithstanding the above, all compensation deferred under the Plan, plus accumulated interest or other investment adjustments, not previously distributed shall be distributed to participants in a lump sum within sixty days following the occurrence of a Change in Control of the Corporation.  Distributions of a participant’s Deferred Compensation Account shall be made in cash except to the extent that the participant has directed the Deferred Compensation Account be deferred as common stock of the Corporation, in which case distributions shall be made in shares of common stock of the Corporation under the Stock Plan.  Distributions of a participant’s Deferred Stock Compensation Account shall be made in common stock of the Corporation under the Stock Plan.  For purposes of the Plan, a “Change in Control of the Corporation” means any of the following:

(A)
The acquisition by any one person or more than one person acting as a group of any of the Corporation’s stock, if the sum of the stock so acquired plus the stock held by that person or group before the acquisition constitutes more than fifty percent (50%) of the total fair market value or total voting power of the stock of the Corporation and the stock held by that person or group immediately before that acquisition constituted fifty percent (50%) or less of the then total fair market value or total voting power of the stock of the Corporation.  An increase in the percentage of the Corporation’s stock owned by any one person or persons acting as a group as a result of a transaction in which the Corporation acquires its stock in exchange for property will be treated as an acquisition of stock for this purpose. This paragraph (A) only applies when there is a transfer of stock of the Corporation (or issuance of stock of the Corporation) and stock in the Corporation remains outstanding after the transaction.

(B)
The acquisition by any one person or more than one person acting as a group during the 12-month period ending on the most recent such acquisition by that person or group of ownership of stock of the Corporation possessing thirty-five percent (35%) or more of the total voting power of the stock of the Corporation and the stock held by that person or group immediately before that acquisition constituted less than thirty-five percent (35%) of the then total voting power of the stock of the Corporation.

(C)	A majority of the members of the Board is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election, provided that no other corporation is the majority stockholder of the stock of the Corporation.

(D)
The acquisition by any one person or more than one person acting as a group during the 12-month period ending on the most recent such acquisition by that person or group of assets of the Corporation that have a total gross fair market value equal to or more than forty percent (40%) of the total gross fair market value of all of the Corporation’s assets immediately prior to such acquisition or acquisitions.  For this purpose, gross fair market value means the fair market value of the Corporation’s assets, or the value of the assets being disposed of, determined without regard to any liabilities associated with those assets.  There is no Change in Control of the Corporation under this paragraph (D) when there is a transfer to an entity that is controlled by the stockholders of the Corporation immediately after the transfer.  A transfer of assets will not qualify as a Change in Control of the Corporation under this paragraph (D) if the assets are transferred to: (i) a stockholder of the Corporation immediately before the transfer in exchange for or with respect to the Corporation’s stock; (ii) an entity, fifty percent (50%) or more of the total value or voting power of which is owned, directly or indirectly, by the Corporation; (iii) a person, or more than one person acting as a group, that owns, directly or indirectly, fifty percent (50%) or more of the total value or voting power of all of the outstanding stock of the Corporation; or (iv) an entity, at least fifty percent (50%) of the total value  or voting power of which is owned, directly or indirectly, by a person, or more than one person acting as a group, that owns, directly or indirectly, fifty percent (50%) or more of the total value or voting power of all of the outstanding stock of the Corporation.

For the purpose of interpreting this definition of “Change in Control of the Corporation,” the following rules apply:

(1)
Persons will be considered as acting as a group only if they are owners of a corporation or other entity that enters into a merger, consolidation, purchase or acquisition of assets, or similar business transaction with the Corporation.  If a person, including an entity shareholder, owns stock in the Corporation and the other corporation or other entity that enters into a merger, consolidation, purchase or acquisition of stock, or similar transaction with respect to the Corporation, that stockholder is considered to be acting as a group with other stockholders in a corporation or other entity only to the extent of the ownership in that corporation or entity prior to the transaction giving rise to the Change in Control of the Corporation and not with respect to the ownership interest in the other corporation or entity.

(2)
Ownership shall be determined taking into account the attribution rules set forth in Section 318(a) of the Code.  Stock underlying a vested option is considered owned by the option holder and non-vested stock is not considered owned by the option holder.

(3)
If any one person, or more than one person acting as a group, is considered to effectively control the Corporation as described in paragraphs (B) and (C) above, the acquisition of additional control of the Corporation by the same person or persons is not considered to cause a change in the effective control of the Corporation or to cause a change in the ownership of the Corporation for the purposes of this definition.

(4)
Each event resulting in a Change in Control of the Corporation described in this definition is intended to constitute a change in ownership or effective control of the Corporation or in the ownership of a substantial portion of the Corporation’s assets within the meaning of Section 409A(a)(2)(A)(v) of the Code and the guidance and regulations issued thereunder and the Plan shall be interpreted accordingly.

f.
Notwithstanding the other provisions of the Plan, the Committee may, to the extent authorized under IRS Notice 2007-86, permit a participant to make a new, or revise an existing, payment election on or before December 31, 2008 with respect to either the time or form of payment of all or any portion of compensation previously deferred under the Plan (and investment adjustments related thereto).  A participant may change the time of payment of previously deferred amounts to any date either before or after the participant ceases to be a director of the Corporation; provided, however, that the new or revised election shall apply only to amounts that would not otherwise be payable in 2008 and may not cause an amount to be paid in 2008 that would not otherwise be payable in 2008.  A form of payment elected under this paragraph 6.f must be a manner of distribution authorized under the Plan. Subject to the foregoing, the Committee shall specify the conditions, limitations and procedures for making any payment election changes under this paragraph 6.f.

7.	Rabbi Trust.

The Corporation may establish a "Rabbi Trust" for individual participants or all participants as a group.  With the consent of a participant, the Trustee of a "Rabbi Trust" established for that participant may be directed to invest the participant's deferred cash compensation in common stock of the Corporation, and, if that is done, (1) neither the Corporation nor the trustee shall have any liability for any decrease in the value of the stock held in the trust and (2) the timing of any distribution from the trust shall be in accordance with the election made under Section 6 of the Plan.

8.	Rights.

The right of a participant in the Plan to any deferred compensation or interest thereon shall not be subject to assignment, anticipation, alienation, transfer, pledge, or encumbrance except by laws of descent and distribution.

9.	No Trusts.

Nothing contained in the Plan and no action taken pursuant to the provisions of the Plan shall be construed to create a trust of any kind or an escrow arrangement of any form.

10.	Copies of Plan.

Copies of the Plan and any and all amendments thereto shall be made available to all members of the Board of Directors during normal business hours at the office of the Secretary of the Corporation.

11.	Compliance.

It is intended that this Plan comply with Section 409A of the Code and shall be interpreted accordingly.

Amendment and Restatement adopted October 16, 2008